Supplement dated October 14, 2020 to the Prospectus
dated May 1, 2020 for:

MassMutual Capital Vantage®

Issued by Massachusetts Mutual Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This supplement amends certain information in the above-referenced prospectus (“Prospectus”):

•	Effective on or about November 18, 2020, the MML Asset Momentum Fund will be renamed MML Equity Momentum Fund. All references in the Prospectus to MML Asset Momentum Fund will be replaced with MML Equity Momentum Fund.

•	Effective on or about November 18, 2020, Invesco Advisers, Inc. will replace Barings LLC as the investment sub-adviser for the MML Asset Momentum Fund and MML Special Situations Fund. All references in the Prospectus to Barings LLC as the investment sub-adviser to the MML Asset Momentum Fund and MML Special Situations Fund are replaced with Invesco Advisers, Inc.

•	Effective on or about November 18, 2020, BlackRock Investment Management, LLC will replace Barings LLC as the investment sub-adviser for the MML Blend Fund. All references in the Prospectus to Barings LLC as the investment sub-adviser to the MML Blend Fund are replaced with BlackRock Investment Management, LLC.

•	Effective on or about November 23, 2020, Invesco Advisers, Inc. will replace Barings LLC as the investment sub-adviser for the MML Equity Rotation Fund. All references in the Prospectus to Barings LLC as the investment sub-adviser to the MML Equity Rotation Fund are replaced with Invesco Advisers, Inc.

If you have questions about this supplement, or other product questions, you may contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call our Customer Service Center Monday through Friday at (866) 645-2362, 7 a.m. - 7 p.m. Central Time.

For more information about the funds, read each fund prospectus. Fund prospectuses are available on our website at www.massmutual.com.

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